UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 2, 2010

Revonergy Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-10822	98-0589723
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

Landmark House
17 Hanover Square
London, United Kingdom		W1S 1HU
(Address of principal executive offices)		(Zip Code)

+44-207-993-5700
(Registrant’s telephone number, including area code)

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07—SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On August 2, 2010, Sugarberry Assets Ltd., the holder of 35,000,000 of the 58,383,333 issued and outstanding shares of common stock of Revonergy Inc., executed a majority written consent of the stockholders approving amended and restated articles of incorporation.  Sugarberry is an affiliate of our President and Chief Executive Officer, Ravi K. Daswani.

For more information regarding the proposed amended and restated articles of incorporation, please see our preliminary information statement filed with the Securities and Exchange Commission on August 4, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REVONERGY INC.
Registrant

Date: August 10, 2010	By:	/s/ Ravi K. Daswani
Ravi K. Daswani
Chief Executive Officer